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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      DECEMBER 18, 1998 (DECEMBER 17, 1998)



                             SUIZA FOODS CORPORATION
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      DELAWARE                      1-12755                    75-2559681
  ---------------               ----------------           -------------------
  (STATE OR OTHER               (COMMISSION FILE             (IRS EMPLOYER
  JURISDICTION OF                   NUMBER)                IDENTIFICATION NO.)
  INCORPORATION)



                     2515 MCKINNEY AVENUE, LB 30, SUITE 1200
                               DALLAS, TEXAS 75201
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (214) 303-3400



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ITEM 5.  OTHER EVENTS.

         On December 18, 1998, Suiza Foods Corporation (the "Company") issued a press release announcing a joint venture with Dairy Farmers of America, Inc., a copy of which is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

         99.1     Press Release dated December 18, 1998.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: December 18, 1998             SUIZA FOODS CORPORATION



                                           By: /s/ Michelle P. Goolsby
                                               ---------------------------------
                                               Michelle P. Goolsby
                                               Executive Vice President and
                                               General Counsel



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                                INDEX TO EXHIBITS

   Exhibit
   Number                          Description
   -------                         -----------

    99.1          Press Release dated December 18, 1998.